Exhibit 99.1

Verisk Analytics to Explore Strategic Alternatives for Its Healthcare Data Analytics Business

JERSEY CITY, N.J., October 27, 2015 — Verisk Analytics, Inc. (Nasdaq: VRSK), a leading data analytics provider, today announced that it is exploring strategic alternatives for its healthcare data analytics business, Verisk Health.

Verisk Health empowers a sustainable, value-based healthcare delivery and payment system with the data services, analytics, and advanced technologies that inform smarter business decisions and reduce risk. Its population health, revenue, payment, and quality solutions help health plans, providers, employers, and other risk-bearing entities improve the quality of healthcare delivery, contain costs, ensure appropriate revenue, and support compliance initiatives.

“One of our most important responsibilities is the careful stewardship of our shareholders’ capital. We continually assess our assets and their productivity as well as opportunities to deploy new capital in line with our strategic priorities. Consistent with our capital allocation approach, we are exploring alternatives for our healthcare data analytics business, a recognized industry leader in the market,” said Scott Stephenson, Verisk Analytics president and chief executive officer.

“Verisk Health is an excellent business in a very attractive, growing market. However, after much thought and consideration we have determined to explore alternative uses for shareholder capital that are more closely aligned with our strategy and global ambitions.”

There can be no assurance that the exploration of strategic alternatives will result in any transaction.

About Verisk Analytics

Verisk Analytics (Nasdaq: VRSK) is a leading data analytics provider serving customers in insurance, energy, healthcare, financial services, government and risk management. Using advanced technologies to collect and analyze billions of records, Verisk Analytics draws on vast industry expertise and unique proprietary data sets to provide predictive analytics and decision support solutions in fraud prevention, actuarial science, insurance coverages, fire protection, catastrophe and weather risk, data management and many other fields. In the United States and around the world, Verisk Analytics helps customers protect people, property and financial assets. For more information, please visit www.verisk.com.

Contact

Investor Relations

Eva Huston

Senior Vice President, Treasurer, and Chief Knowledge Officer

Verisk Analytics, Inc.

201-469-2142

eva.huston@verisk.com

David Cohen

Director, Investor Relations and Business Analytics

Verisk Analytics, Inc.

201-469-2174

david.e.cohen@verisk.com

Media

Rich Tauberman

MWW Group (for Verisk Analytics)

202-600-4546

rtauberman@mww.com

Forward-Looking Statements

This press release contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “target,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and that could materially affect actual results, levels of activity, performance or achievements. Other factors that could materially affect actual results, levels of activity, performance or achievements can be found in the Company’s quarterly reports on Form 10-Q, annual reports on Form 10-K, current reports on Form 8-K and the prospectus with respect to this offering filed with the Securities and Exchange Commission. If any of these risks or uncertainties materialize or if the Company’s underlying assumptions prove to be incorrect, actual results may vary significantly from the original projections. Any forward-looking statement in this release reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events or otherwise.